                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                        March 30, 1998 (March 30, 1998)




                      Laidlaw Environmental Services, Inc.
--------------------------------------------------------------------------------
               (Exact name of Company as specified in its charter)


Delaware                              1-8368                        51-0228924
--------------------------------------------------------------------------------
(State or other                     (Commission                  (IRS Employer
jurisdiction                       File Number)                 Identification
of incorporation)                                                      Number)



     1301 Gervais Street, Suite 300, Columbia, South Carolina     29201
--------------------------------------------------------------------------------
           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (803) 933-4200

ITEM 5.  OTHER EVENTS

         In a press release, on March 30, 1998 Laidlaw Environmental Services, Inc. ("LESI") (NYSE:LLE) reminded Safety-Kleen Corp. ("SK") (NYSE:SK) shareholders that the exchange offer providing $18.30 in cash and 2.8 LLE shares for each SK share validly tendered and not withdrawn is set to expire at midnight, New York City time on Tuesday, March 31, 1998. The exchange offer has been unanimously recommended to SK shareholders by the SK Board of Directors. The full text of the announcement is reproduced below.


FOR IMMEDIATE RELEASE

Contact: Kenneth W. Winger
         President and Chief Executive Officer

         Paul R. Humphreys
         Senior Vice President, Finance and Chief Financial Officer
         (803) 933-4210

         Information Agent
         Morrow & Co., Inc.
         (800) 566-9061


       SAFETY-KLEEN SHARES DUE UNDER LAIDLAW ENVIRONMENTAL EXCHANGE OFFER

Columbia, SC (March 30, 1998) - Laidlaw Environmental Services, Inc. (NYSE:LLE) reminded Safety-Kleen Corp. (NYSE:SK) shareholders today that the exchange offer providing $18.30 in cash and 2.8 LLE shares for each SK share validly tendered and not withdrawn is set to expire at midnight, New York City time on Tuesday, March 31, 1998. The exchange offer has been unanimously recommended to SK shareholders by the SK Board of Directors.

         Closing of the transaction, contingent upon receiving in excess of two-thirds of the SK shares outstanding, will take place promptly after the exchange offer expires. The back-end merger required to complete the transaction would then follow some six weeks thereafter.

         Kenneth W. Winger, President and CEO of Laidlaw Environmental, stated:

         "We encourage SK shareholders to tender their shares prior to the March 31, 1998 expiration. Shares not tendered by the expiration date will not receive the value of the exchange offer until the back-end merger has been completed, at least six weeks later. We look forward to implementing our plans for creating increased value from the combined company and appreciate the very positive response from SK shareholders during this process."

         SK shareholders should contact LLE's Information Agent, Morrow & Co., Inc., for assistance or information concerning the exchange of their shares.

         Safety-Kleen is an environmental and industrial service company which recycles and processes the waste streams of 400,000 industrial and automotive customers.

         Laidlaw Environmental Services is the leading provider of hazardous and industrial waste management services to industries and governments. The company operates from more than 100 locations throughout North America.



                                      -END-

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: March 30, 1998                   By: /s/ Kenneth W. Winger
                                           --------------------------------
                                           Kenneth W. Winger, President
                                           and Chief Executive Officer